SEGALL BRYANT AND HAMILL GROWTH AND INCOME FUND

                               SEMI-ANNUAL REPORT

                             Dated October 31, 1997

SEGALL BRYANT AND HAMILL GROWTH AND INCOME FUND

For the six months ending October 31, 1997, the Segall Bryant and Hamill Growth and Income Fund's total return at NAV was 13.53 percent. This compares to the performance of the S&P 500 Index of 15.17 percent for the same time period.

INVESTING IN AN EXPENSIVE MARKET

Over the past year, the Fund's equity exposure increased to take advantage of rising equity markets. Currently, the Fund has approximately 87 percent of total portfolio assets invested in equity securities.

Although we remain bullish long term, the past few years have seen unprecedented returns in the equity markets, with very little volatility. Being prudent managers of your capital, we feel caution is warranted in the near term. We continue to believe that current price valuations for stocks are overly expensive-- especially in the large-capitalization sector of the market. Due to these valuation levels, we continue to focus our stock selections toward mid-capitalization stocks, e.g., stocks from companies with market capitalizations ranging from $1 billion to $5 billion. By focusing the Fund in the mid-capitalization area of the market, we feel that attractive stocks can be purchased at reasonable valuations with comparable growth rates to the large capitalization stocks.

In addition, we have structured the Fund's portfolio to attempt to take on less risk than that of a portfolio consisting of securities representing the broader market. As of October 31, 1997, the Fund had a Beta of .83, which means the Fund in theory is only 83% as volatile as the S&P 500. Beta is intended to be a statistical measure of relative risk based on financial models, however, it is possible that the Fund's volatility may be greater or less than the broader market indices.

STOCK SELECTION

We take a growth IN income approach in stock selection for the Voyageur Growth and Income Fund. Our philosophy for selecting stocks in the Fund is to invest in companies that we believe are in unique businesses with potential to achieve above-average growth in earnings, return on investment and dividends. We use in-depth research and analysis to identify companies that are committed to building long-term shareholder value through the effective use of corporate assets. We search for companies that have demonstrated strong or improving Return on Investment (ROI) over an extended period of time. ROI is calculated by dividing a company's total capital--its common and preferred stock equity plus its long-term funded debt--into earnings before interest, taxes and dividends are paid. As a measure of a company's management, operational efficiency and profitability, we believe that companies with superior ROI will, over time, demonstrate above average growth, thereby leading to an appreciation in their stock prices.

NEW  INVESTMENTS

An example of a recent purchase that fits our selection process is Applied Power, a diversified manufacturer of industrial and commercial products worldwide. We believe Applied Power has a high return on capital, consistent business model, excellent management and is positioned number one in its markets.

Over time, Applied Power intends to become a "sustainable growth" company as higher-growth business units begin to dominate the sales mix. To achieve this goal, Applied Power hopes to continually broaden its presence in high growth emerging countries and increase its offering of products sold to rapidly-growing market segments. Growth businesses make up over 60% of Applied's revenue mix, up from only 9% in 1987. We believe Applied Power's Technical Environments and Enclosures (TE&E) segment has excellent growth prospects and acquisition opportunities. The TE&E segment supplies custom enclosures for some of the world's largest technology companies on a regional basis. This very profitable segment should represent more than one-third of total revenues (and a higher proportion of operating profit) in 1998 and should eventually dominate Applied Power's revenue mix.

While we are cautious near term on the valuation levels in the stock market, we remain bullish on interest rates. Given our current outlook for moderate/slowing growth, low inflation and increased fiscal responsibility from Washington, long term rates should continue to trend downward from the low 6% range today. Given this outlook, we have purchased a position in US Treasury Strips due in 2021. This position will allow the Fund to realize significant returns if our forecast proves correct.

We remain confident that our selection process will lead to above-average results over time. In coming months, there will undoubtedly be tests of investor's enthusiasm for stocks, which could produce greater volatility in prices. Under these circumstances, we believe that the stocks we are emphasizing will prove to be ones toward which investors will gravitate. In addition, our move away from large cap stocks, which appear overpriced, should benefit shareholders as midcap stock returns move toward more historical valuation levels.

We appreciate your continued support.

SEGALL BRYANT AND HAMILL GROWTH AND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                 OCTOBER 31, 1997
--------------------------------------------------------------------------------


ASSETS
Investments in securities, at market value (note 1)
   (identified cost: $4,466,241) .......................    $5,211,214
Cash in bank on demand deposit .........................       420,820
Dividends and interest receivable ......................         2,064
Due from adviser .......................................        24,669
Organizational costs (note 1) ..........................        18,080
                                                            ----------
   Total assets ........................................     5,676,847
                                                            ----------
LIABILITIES
Accrued expenses .......................................        38,622
                                                            ----------
   Total liabilities ...................................        38,622
                                                            ----------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK .....    $5,638,225
                                                            ==========
Represented by:
   Capital Stock -  $.01 par value (note 1) ............    $    4,122
   Additional paid-in capital ..........................     4,198,729
   Undistributed net investment income .................        22,769
   Accumulated net realized gain on investments ........       667,632
   Unrealized appreciation on investments ..............       744,973
                                                            ----------
     TOTAL NET ASSETS ..................................    $5,638,225
                                                            ==========
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Shares of capital stock outstanding: 412,247 (note 4)    $    13.68
                                                            ==========

See accompanying notes to financial statements.

SEGALL BRYANT AND HAMILL GROWTH AND INCOME FUND
STATEMENT OF OPERATIONS (UNAUDITED)            SIX MONTHS ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------


Investment income:
   Dividends ......................................................   $  28,146
   Interest .......................................................      19,601
                                                                      ---------
     Total investment income ......................................      47,747
                                                                      ---------
Expenses (note 2):
   Investment advisory and management fee .........................      21,809
   Dividend disbursing, administrative and accounting services fees      16,493
   Distribution fee ...............................................       7,270
   Printing, postage and supplies .................................       4,723
   Legal fees .....................................................       1,989
   Custodian fees .................................................       2,478
   Compensation of directors ......................................         228
   Audit and accounting fees ......................................       4,500
   Registration fees ..............................................      12,517
   Amortization of organizational costs ...........................       3,190
   Other expenses .................................................         670
                                                                      ---------
     Total expenses ...............................................      75,867
                                                                      ---------
Less (note 2):
   Expenses waived or absorbed ....................................     (24,669)
                                                                      ---------
     Total net expenses ...........................................      51,198
                                                                      ---------
     Investment loss-net ..........................................      (3,451)
                                                                      ---------
Realized and unrealized gain on investments:
     Net realized gain on investments .............................     475,757
     Net increase in unrealized appreciation or depreciation of
       investments ................................................     233,122
                                                                      ---------
     Net gain on investments ......................................     708,879
                                                                      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............   $ 705,428
                                                                      =========

See accompanying notes to financial statements.

SEGALL BRYANT AND HAMILL GROWTH AND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  SIX MONTHS
                                                                     ENDED
                                                                OCTOBER 31, 1997  YEAR ENDED
                                                                  (UNAUDITED)   APRIL 30, 1997
                                                                  -----------     -----------
Operations:
   Investment income (loss) gain - net .......................    $    (3,451)    $    34,815
   Realized gain on investments - net ........................        475,757         260,524
   Net change in unrealized appreciation or depreciation
     of investments ..........................................        233,122         209,479
                                                                  -----------     -----------
   Net increase in net assets resulting from operations ......        705,428         504,818
                                                                  -----------     -----------
Distributions to shareholders from:
   Investment income - net:
     Class A .................................................           --           (22,265)
     Class B .................................................           --              (395)
   Net realized gain on investments:
     Class A .................................................           --          (141,429)
     Class B .................................................           --            (5,650)
                                                                  -----------     -----------
       Total distributions ...................................           --          (169,739)
                                                                  -----------     -----------
Capital share transactions (note 4):
   Proceeds from sale of shares:
     Class A .................................................        628,025       1,247,582
     Class B .................................................           --           212,813
   Net asset value of shares issued in reinvestment of
    net investment income and net realized gain distributions:
         Class A .............................................           --           153,267
         Class B .............................................           --             3,486
   Payments for redemption of shares:
     Class A .................................................       (872,757)       (723,029)
     Class B .................................................           --           (25,225)
                                                                  -----------     -----------
   Increase in net assets from capital share transactions ....       (244,732)       868 ,894
                                                                  -----------     -----------
     Total increase in net assets ............................        460,696       1,203,973
Net assets at beginning of period ............................      5,177,529       3,973,556
                                                                  -----------     -----------
Net assets at end of period (including undistributed
   net investment income of $22,769, and $23,030
     respectively) ...........................................    $ 5,638,225     $ 5,177,529
                                                                  ===========     ===========


See accompanying notes to financial statements.

SEGALL BRYANT AND HAMILL GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Segall, Bryant and Hamill Growth and Income Fund (the "Fund"), a series within VAM Institutional Funds, Inc., is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund's investment objective is growth of capital. The Fund's secondary objective is current income. The Fund seeks to achieve these objectives by investing in a diversified portfolio of securities including common stock, preferred stock, bonds, convertible securities, and warrants and rights to purchase common stock.

   During the six months ended October 31, 1997, the Fund stopped offering Class B and Class C shares. All outstanding Class B shares were converted to Class A shares in a transaction which was expense free for the Class B shareholders. There were no Class C shares outstanding. The current shares of the fund (formerly referred to as "Class A") are no-load shares. They are sold without a front end load and without a contingent deferred sales charge.

   On April 30, 1997, the Fund reorganized by transferring substantially all of its assets to a new series of VAM Institutional Funds, Inc. Prior to April 30, the Fund was a series of Voyageur Mutual Funds III, Inc. The Fund's investment objective was not changed as a result of the reorganization. The financial history of the Fund continued from the prior series of Voyageur Mutual Funds III, Inc. to the new series of VAM Institutional Funds, Inc.

   Pursuant to its articles of incorporation, Voyageur Institutional Funds, Inc. has 10 trillion shares of authorized capital stock that may be issued.

   The significant accounting policies followed by the Fund is summarized as follows:

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases (decreases) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES

   Investments in securities traded on national or international securities exchanges are valued at the last sales price on that exchange; securities traded in the over-the-counter market and listed securities for which no sale was reported on the valuation date are valued on the basis of the last current bid price. The values of fixed income securities are determined by using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Investments in short-term securities with maturities of more than 60 days from the valuation date are valued at the last bid price or at fair value as determined by a pricing service approved by the Board of Directors. Short-term securities with maturities of less than 60 days are valued at amortized cost which approximates market value.

   Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income, including level-yield amortization of premium and discount, is accrued daily.

FEDERAL TAXES

   The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year the that the income or realized gains (losses) were recorded by the Fund.

   On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification entries have been made to increase undistributed net investment income and decrease additional paid-in capital by $3,190.

SEGALL BRYANT AND HAMILL GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

   Distributions to shareholders from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are also distributed annually. All distributions are payable in cash or reinvested in additional shares of each Fund.

ORGANIZATIONAL COSTS

   Organizational costs of the Fund are being amortized over 60 months on a straight line basis.

(2) EXPENSES AND SALES CHARGES

   The Fund has an investment advisory agreement with Voyageur Asset Management LLC (Voyageur). Under the investment advisory agreement, Voyageur provides the Fund with office facilities, equipment and personnel, and monitors the performance of various organizations performing services for the Fund. The investment advisory agreement provides for the payment on a monthly basis of a fee equal to an annual rate of .75% of the Fund's average daily net assets. Investment decisions for the Fund are made and executed by Segall Bryant and Hamill, the Fund's sub-adviser. Voyageur pays Segall Bryant and Hamill for their services a sub-advisory fee equal to .75% of average daily net assets. The Fund paid no direct fees to the sub-adviser.

   The Fund also pays a fee to Voyageur for acting as the Fund's transfer agent, dividend-disbursing and accounting services agent. The fee for the Fund is equal to the sum of $1.25 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .035%. The Fund is also responsible for reimbursing Voyageur's out-of-pocket expenses in connection with the performance of transfer agency, dividend disbursing and accounting services.

   In addition to the advisory fee and the transfer agency, dividend disbursing and accounting services fees, the Fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, legal and auditing fees and other miscellaneous expenses.

   The Fund had a distribution agreement under Rule 12b-1 of the Investment Company Act of 1940. Under this plan, the Fund pays a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets.

    Voyageur and Segall, Bryant and Hamill have voluntarily agreed to pay all expenses (excluding fees paid indirectly, stock transfer fees, taxes, interest and brokerage commissions) which exceed 1.75% of average daily net assets. During the six months ended October 31, 1997, Voyageur and Segall, Bryant and Hamill voluntarily absorbed $24,669 for the Fund.

(3)  INVESTMENT SECURITIES TRANSACTIONS

   Cost of purchases and proceeds from sales of investment securities (other than short-term securities) aggregated $3,105,696 and $2,755,334 for the Fund during the six months ended October 31, 1997.

SEGALL BRYANT AND HAMILL GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


(4)  CAPITAL STOCK

Transactions in shares during the periods shown were as follows:

                                        SIX MONTHS            YEAR
                                           ENDED              ENDED
                                        OCTOBER 31,         APRIL 30,
                                           1997               1997
                                      --------------     --------------
Shares sold..........................      46,530           126,012
Shares reinvested....................         --             13,480
Shares redeemed.....................      (64,113)          (63,181)
                                        ----------        -----------
Increase in shares outstanding......      (17,583)           76,311
                                      ============       ==========

SEGALL BRYANT AND HAMILL GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


(5)  FINANCIAL HIGHLIGHTS

         Per share data (rounded to the next cent) for a share of capital stock outstanding and selected information for each period are as follows:


                                              SIX MONTHS          YEAR         PERIOD FROM
                                                 ENDED            ENDED     SEPTEMBER 7, 1995*
                                           OCTOBER 31, 1997     APRIL 30,      TO APRIL 30,
                                              (UNAUDITED)          1997            1996
                                                 ---------------------------------------
Net asset value:
   Beginning of period....................       $12.05          $11.24           $10.00
                                                 ------          ------         --------
Operations:
   Net investment income (loss)...........        (.01)             .08              .02
   Net realized and unrealized gain on
     investments..........................         1.64            1.13             1.24
                                                 ------          ------         --------
       Total from operations..............         1.63            1.21             1.26
                                                 ------          ------         --------
Distributions to shareholders:
   From net investment income.............         --             (.05)            (.02)
   From net realized gains................         --             (.35)             --
                                                                 ------         --------
       Total from distributions...........         --             (.40)            (.02)
                                                 ------          ------         --------
Net asset value:
   End of period..........................       $13.68          $12.05           $11.24
                                                 ======          ======         ========
Total investment return (c)...............       13.53%          10.89%           12.64%

Net assets at end of
   period (000's omitted).................       $5,638          $4,965           $3,962

Ratios:
   Expenses to average net assets (d).....     1.75%(a)           1.86%         1.98%(a)
   Expenses to average net assets
     (net of expenses paid indirectly)....     1.75%(a)           1.75%         1.75%(a)
   Net investment income (loss) to
     average net assets...................    (.12)%(a)            .76%          .36%(a)
       Assuming no voluntary waivers and
         reimbursements and expense
            reductions: (e)
                  Expenses................     2.62%(a)           2.58%         2.97%(a)
                  Net investment income
                     (loss)...............    (.97)%(a)            .04%        (.63)%(a)
Portfolio turnover rate (excluding
   short-term securities).................        56.6%          108.0%            56.1%
Average commission rate (b)...............        $0.05           $0.05              N/A

----------------------------
* Commencement of operations

SEGALL BRYANT AND HAMILL GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(5)  FINANCIAL HIGHLIGHTS (CONTINUED)

Notes to Financial Highlights

(a)  Adjusted to an annual basis.

(b) Beginning in the year ended April 30, 1997, the average commission rate paid per share for security transactions is a required disclosure.

(c) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(d) The expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund.

(e) Prior to the year ended April 30, 1997, the ratios reflect the most restrictive state limitation in effect.

SEGALL BRYANT AND HAMILL GROWTH AND INCOME FUND
INVESTMENTS IN SECURITIES(UNAUDITED)                            OCTOBER 31, 1997
--------------------------------------------------------------------------------
                                                                        MARKET
     ISSUER                                NUMBER OF SHARES            VALUE(a)
--------------------------------------------------------------------------------

(Percentages of each investment category relate to total net assets)

COMMON STOCKS (86.9%):
CAPITAL GOODS (16.4%):
--------------------------------------------------------------------------------
     Avery Dennison Corporation                 4,700               $   147,306
     Corning Incorporated                       2,000                    90,250
     General Electric                           1,000                    64,562
     Illinois Tool Works                        2,000                    98,375
     Littelfuse Incorporated(c)                 4,400                   134,750
     Molex Incorporated                         4,125                   144,633
     Oea Incorporated                           4,000                   161,000
     Raychem Corporation                          900                    81,506
                                                                    -----------
                                                                        922,382
                                                                    -----------
COMMERCIAL SERVICES (1.7%):
--------------------------------------------------------------------------------
     Interpublic Group Company                  2,000                    95,000
                                                                    -----------
CONSUMER CYCLICAL (5.6%):
--------------------------------------------------------------------------------
     Dollar General                             3,000                    99,188
     Hartmarx Corporation                       3,000                    26,250
     Home Depot                                 2,700                   150,188
     Sony Corporation ADR                         500                    42,188
                                                                   ------------
                                                                        317,814
                                                                   ------------
CONSUMER NON-CYCLICAL (2.4%):
--------------------------------------------------------------------------------
     New England Business                       4,700                   136,888
                                                                   ------------
CONSUMER NON-DURABLE (2.7%):
--------------------------------------------------------------------------------
     Gillette Company                           1,700                   151,407
                                                                   ------------
ENERGY (3.7%):
--------------------------------------------------------------------------------
     Camco International Incorporated           2,000                   144,500
     Tosco Corporation                          2,000                    66,000
                                                                   ------------
                                                                        210,500
                                                                   ------------

See accompanying notes to investments in securities.

SEGALL BRYANT AND HAMILL GROWTH AND INCOME FUND
INVESTMENTS IN SECURITIES(UNAUDITED)(CONTINUED)                 OCTOBER 31, 1997
--------------------------------------------------------------------------------
                                                                       MARKET
    ISSUER                                 NUMBER OF SHARES            VALUE(a)
--------------------------------------------------------------------------------

FINANCIAL (23.9%):
--------------------------------------------------------------------------------
     Allstate Corporation                       2,000                $  165,875
     American Bankers                           3,800                   142,025
     Chase Manhattan                            1,200                   138,450
     CMAC                                       2,000                   120,313
     First Union Corporation                    3,200                   157,000
     Hartford Life                              2,900                   107,119
     Norwest Corporation                        5,000                   160,313
     Protective Life Corporation                2,500                   132,188
     Republic New York                          1,200                   126,975
     Royal Bank of Canada - ADR                 1,900                   102,006
                                                                    -----------
                                                                      1,352,264
                                                                    -----------
HEALTH CARE (12.7%):
--------------------------------------------------------------------------------
     Abbott Labs                                2,900                   177,800
     Biomet Incorporated                        7,000                   174,563
     Dentsply International                     6,000                   170,250
     Johnson & Johnson                          1,500                    86,065
     Pfizer Incorporated                        1,500                   106,125
                                                                    -----------
                                                                        714,803
                                                                    -----------
SERVICES (3.5%):
--------------------------------------------------------------------------------
     Reuters Holdings PLC - ADR                 2,000                   131,500
     Security Capital Group - Class B           2,000                    64,000
                                                                    -----------
                                                                        195,500
                                                                    -----------
TECHNOLOGY (14.3%):
--------------------------------------------------------------------------------
     Danka Business Systems - ADR               6,300                   233,100
     First Data Corporation                     4,500                   130,781
     Methode Electronics                        5,000                    98,750
     Microsoft Corporation(c)                     600                    78,000
     Motorola Corporation                       1,200                    74,100
     Xerox Corporation                          2,400                   190,350
                                                                    -----------
                                                                        805,081
                                                                    -----------

TOTAL INVESTMENTS IN COMMON STOCK (cost: $4,169,889)                  4,901,639
                                                                    -----------

See accompanying notes to investments in securities.

SEGALL BRYANT AND HAMILL GROWTH AND INCOME FUND
INVESTMENTS IN SECURITIES (UNAUDITED)(CONTINUED)                OCTOBER 31, 1997
--------------------------------------------------------------------------------
                                                                        MARKET
        ISSUER                                      PRINCIPAL AMOUNT   VALUE(a)
--------------------------------------------------------------------------------

NONCONVERTIBLE CORPORATE BONDS (2.5%):
FINANCIAL (2.5%):
--------------------------------------------------------------------------------
     Rockefeller Center, 12.3% due 12/31/00 (e)           200,000        142,250
                                                                      ----------
     TOTAL INVESTMENTS IN NONCONVERTIBLE CORPORATE BONDS
       (cost: $138,336)                                                  142,250
                                                                      ----------

U.S. TREASURY ISSUES (3.0%)
--------------------------------------------------------------------------------
     U.S. Treasury Notes, 6.34% due 11/15/21 (d)          750,000        167,325
                                                                      ----------
     TOTAL INVESTMENTS IN U.S. AGENCY OBLIGATIONS
       (cost: $158,016)                                                  167,325
                                                                      ----------

     TOTAL INVESTMENTS IN SECURITIES (cost: $4,466,241)(b)            $5,211,214
                                                                      ==========

See accompanying notes to investments in securities.

VOYAGEUR GROWTH AND INCOME FUND
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in note 1 to the financial statements.

(b) The cost of securities for federal income tax purposes for the Fund is $4,466,241. The aggregate gross unrealized appreciation and depreciation on investments based on this cost is:

                               Gross             Gross             Net
                            Unrealized        Unrealized       Unrealized
                           Appreciation     (Depreciation)    Appreciation
                           ------------      ------------     ------------
                             $862,798         $(117,825)        $744,973

(c)      Presently non-income producing security.

(d) Zero coupon security. Interest rate disclosed is the effective yield as of October 31, 1997.

(e) Zero coupon security. Interest rate disclosed is the effective yield as of the date of acquisition.